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                                                                     EXHIBIT 3.2





                                     BYLAWS
                                       OF
                            BAKER HUGHES INCORPORATED





                                   As Amended
                                December 2, 1998




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                                Table of Contents


                                                                                            Page No.
                                                                                            --------
ARTICLE I - Offices ............................................................................1

   Section 1.   Registered Office ..............................................................1
   Section 2.   Other Offices ..................................................................1

ARTICLE II - Meetings of Stockholders ..........................................................1

   Section 1.   Place of Meetings...............................................................1
   Section 2.   Annual Meeting of Stockholders..................................................1
   Section 3.   Quorum; Adjourned Meetings and Notice Thereof ..................................1
   Section 4.   Voting .........................................................................2
   Section 5.   Proxies.........................................................................2
   Section 6.   Special Meetings ...............................................................2
   Section 7.   Notice of Stockholders' Meetings ...............................................2
   Section 8.   Waiver of Notice ...............................................................2
   Section 9.   Maintenance and Inspection of Stockholder List .................................3
   Section 10.  Stockholder Action by Written Consent Without a Meeting ........................3
   Section 11.  Inspectors of Election .........................................................3
   Section 12.  Procedure for Stockholders' Meetings............................................4
   Section 13.  Order of Business ..............................................................4
   Section 14.  Procedures for Bringing Business before an Annual Meeting ......................4
   Section 15.  Procedures for Nominating Directors ............................................5

ARTICLE III - Directors ........................................................................5

   Section 1.   Number and Qualification of Directors ..........................................5
   Section 2.   Election and Term of Office ....................................................6
   Section 3.   Resignation and Removal of Directors ...........................................6
   Section 4.   Vacancies ......................................................................7
   Section 5.   Powers .........................................................................7
   Section 6.   Place of Directors' Meetings ...................................................7
   Section 7.   Regular Meetings ...............................................................7
   Section 8.   Special Meetings ...............................................................7
   Section 9.   Quorum .........................................................................8
   Section 10.  Action Without Meeting .........................................................8
   Section 11.  Telephonic Meetings ............................................................8
   Section 12.  Meetings and Action of Committees ..............................................8
   Section 13.  Special Meetings of Committees .................................................9
   Section 14.  Minutes of Committee Meetings ..................................................9
   Section 15.  Compensation of Directors ......................................................9
   Section 16.  Indemnification ................................................................9




                                       ii


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
ARTICLE IV - Officers .........................................................................11

   Section 1.   Officers ......................................................................11
   Section 2.   Election of Officers ..........................................................11
   Section 3.   Subordinate Officers ..........................................................11
   Section 4.   Removal and Resignation of Officers ...........................................12
   Section 5.   Vacancies in Offices ..........................................................12
   Section 6.   Chairman of the Board .........................................................12
   Section 7.   Vice Chairman of the Board ....................................................12
   Section 8.   President .....................................................................12
   Section 9.   Vice Presidents ...............................................................12
   Section 10. Secretary ......................................................................12
   Section 11. Chief Financial Officer ........................................................13
   Section 12. Treasurer and Controller  ......................................................13


ARTICLE V - Certificate of Stock ..............................................................13

   Section 1.  Certificates ...................................................................13
   Section 2.  Signatures on Certificates .....................................................13
   Section 3.  Statement of Stock Rights, Preferences, Privileges..............................14
   Section 4.  Lost Certificates ..............................................................14
   Section 5.  Transfers of Stock .............................................................14
   Section 6.  Fixing Record Date .............................................................14
   Section 7.  Registered Stockholders ........................................................15

ARTICLE VI - General Provisions - Dividends ...................................................15

   Section 1.  Dividends ......................................................................15
   Section 2.  Payment of Dividends; Directors' Duties.........................................15
   Section 3.  Checks .........................................................................15
   Section 4.  Corporate Contracts and Instruments ............................................15
   Section 5.  Fiscal Year ....................................................................15
   Section 6.  Manner of Giving Notice ........................................................16
   Section 7.  Waiver of Notice ...............................................................16
   Section 8.  Annual Statement ...............................................................16

ARTICLE VII - Amendments ......................................................................16

   Section 1.  Amendment by Directors .........................................................16
   Section 2.  Amendment by Stockholders ......................................................17


                                      iii

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                                     BYLAWS
                                       OF
                            BAKER HUGHES INCORPORATED

                                    ARTICLE I

                                     Offices


         Section 1. The registered office shall be in the City of Wilmington, County of New Castle, State of Delaware.

         Section 2. The Corporation may also have offices at such other places both within and without the State of Delaware as the Board of Directors may from time to time determine or the business of the Corporation may require.

                                   ARTICLE II

                            Meetings of Stockholders

         Section 1. All meetings of the stockholders shall be held at such place either within or without the State of Delaware as shall be designated from time to time by the Board of Directors and stated in the notice of the meeting.

         Section 2. An annual meeting of stockholders shall be held on the fourth Wednesday in January in each year, if not a legal holiday, and if a legal holiday, then on the next business day following, at 2:00 p.m. or at such other date and time as may be determined from time to time by resolution adopted by the Board of Directors, for the purpose of electing, subject to Article III,
Section 17 hereof, one class of the directors of the Corporation, and transacting such other business as may properly be brought before the meeting.

         Section 3. A majority of the stock issued and outstanding and entitled to vote at any meeting of stockholders, the holders of which are present in person or represented by proxy, without regard to class or series, shall constitute a quorum for the transaction of business except as otherwise provided by law, by the Certificate of Incorporation, or by these Bylaws. A quorum, once established, shall not be broken by the withdrawal of enough votes to leave less than a quorum and the votes present may continue to transact business until adjournment provided that any action taken (other than adjournment) is approved by at least a majority of the shares required to constitute a quorum. If, however, such quorum shall not be present or represented at any meeting of the stockholders, a majority of the voting stock represented in person or by proxy may adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present or represented. At such adjourned meeting at which a quorum shall be present or represented, any business may be transacted which might have been transacted at the meeting as originally noticed. If the adjournment is for more than thirty (30) days, or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote thereat.



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         Section 4. When a quorum is present at any meeting, the vote of the holders of a majority of the stock having voting power present in person or represented by proxy shall decide any question brought before such meeting, unless the question is one upon which by express provision of the statutes or the Certificate of Incorporation or these Bylaws, a different vote is required in which case such express provision shall govern and control the decision of such question.

         Section 5. At each meeting of the stockholders, each stockholder having the right to vote may vote in person or may authorize another person or persons to act for him by proxy appointed by an instrument in writing subscribed by such stockholder and bearing a date not more than three years prior to said meeting, unless said instrument provides for a longer period. All proxies must be filed with the Secretary of the Corporation at the beginning of each meeting in order to be counted in any vote at the meeting. A proxy shall be deemed signed if the stockholder's name is placed on the proxy (whether by manual signature, telegraphic transmission or otherwise) by the stockholder or the stockholder's attorney in fact. Each stockholder shall have one vote for each share of stock having voting power, registered in his name on the books of the Corporation on the record date set by the Board of Directors as provided in Article V, Section 6 hereof.

         Section 6. Special meetings of the stockholders, for any purpose, or purposes, unless otherwise prescribed by statute or by the Certificate of Incorporation, may be called at any time by the Board of Directors or by a committee of the Board of Directors which has been duly designated by the Board of Directors and whose powers and authority, as provided in a resolution of the Board of Directors or in these Bylaws, include the power to call such meetings. Special meetings of stockholders of the Corporation may not be called by any other person or persons. Business transacted at any special meeting of stockholders shall be limited to the purposes stated in the notice.

         Section 7. Any notice requested to be given to stockholders by statute, the Certificate of Incorporation or these Bylaws, including notice of any meeting of stockholders, shall be given personally, by first-class mail or by telegraphic communication, charges prepaid, addressed to the stockholder at the address of such stockholder appearing on the books of the Corporation or given by the stockholder to the Corporation for the purpose of notice. If no such address appears on the Corporation's books or has been so given, notice shall be deemed to have been given if sent by first-class mail or telegraphic communication to the Corporation's principal executive office, or if published at least once in a newspaper of general circulation in the county where such principal executive office is located. Notice shall be deemed to have been given at the time when delivered personally or deposited in the mail or sent by telegram.

         If any notice addressed to a stockholder at the address of such stockholder appearing on the books of a Corporation is returned to the Corporation by the United States Postal Service marked to indicate that the United States Postal Service is unable to deliver the notice to the stockholder at such address, all further notices shall be deemed to have been duly given without further mailing if the same shall be available to the stockholder upon written demand of the stockholder at the principal executive office of the Corporation for a period of one year from the date of the giving of such notice.

         Section 8. Attendance of a person at a meeting shall constitute a waiver of notice to such person of such meeting, except when the person objects at the beginning of the meeting to the transaction of any business because the meeting is not lawfully called or convened, or objects to the consideration of matters not included in the notice of the meeting.


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         Section 9. The officer or agent who has charge of the stock ledger of the Corporation shall prepare and make, at least ten days before every meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting, arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least ten days prior to the meeting, either at a place within the city where their meeting is to be held, which place shall be specified in the notice of the meeting, or, if not so specified, at the place where the meeting is to be held. The list shall also be produced and kept open at the time and place of the meeting during the whole time thereof, and may be inspected by any stockholder who is present. The stock ledger of the Corporation shall be the only evidence as to who are the stockholders entitled to examine such list or to vote at any meetings of stockholders.

         Section 10. No action shall be taken by stockholders except at an annual or special meeting of stockholders, and stockholders may not act by written consent.

         Section 11. Before any meeting of stockholders, the Board of Directors may appoint any persons other than nominees for office to act as inspectors of election at the meeting or its adjournment. If no inspectors of election are so appointed, the chairman of the meeting may, and on the request of any stockholder or a stockholder's proxy shall, appoint inspectors of election at the meeting. The number of inspectors shall be either one or three. If inspectors are appointed at a meeting on the request of one or more stockholders or proxies, the holders of a majority of shares or their proxies present at the meeting shall determine whether one or three inspectors are to be appointed. If any person appointed as inspector fails to appear or fails or refuses to act, the chairman of the meeting may, and upon the request of any stockholder or a stockholder's proxy shall, appoint a person to fill such vacancy.

         The duties of these inspectors shall be as follows:

                  (a) Determine the number of shares outstanding and the voting power of each, the shares represented at the meeting, the existence of a quorum, and the authenticity, validity and effect of proxies;

                  (b)      Receive votes or ballots;

                  (c) Hear and determine all challenges and questions in any way arising in connection with the right to vote;

                  (d)      Count and tabulate all votes;

                  (e)      Determine when the polls shall close;

                  (f)      Determine the results; and

                  (g) Do any other acts that may be proper to conduct the election or vote with fairness to all stockholders.


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         Section 12. Meetings of the stockholders shall be presided over by the
Chairman of the Board of Directors, or in his absence, by the Vice Chairman, the President or by any Vice President, or, in the absence of any of such officers, by a chairman to be chosen by a majority of the stockholders entitled to vote at the meeting who are present in person or by proxy. The Secretary, or, in his absence, any person appointed by the chairman, shall act as secretary of all meetings of the stockholders.

         Section 13. The order of business at all meetings of stockholders shall be as determined by the chairman of the meeting.

         Section 14. Notwithstanding anything in these Bylaws to the contrary, no business shall be conducted at an annual meeting of the stockholders except in accordance with the procedures hereinafter set forth in this Section 14; provided, however, that nothing in this Section 14 shall be deemed to preclude discussion by any stockholder of any business properly brought before the annual meeting in accordance with said procedures.

         At an annual meeting of the stockholders, only such business shall be conducted as shall have been properly brought before the meeting. To be properly brought before an annual meeting, business must be (1) specified in the notice of meeting (or any supplement thereto) given by or at the direction of the Board, (2) otherwise properly brought before the meeting by or at the direction of the Board, or (3) otherwise properly brought before the meeting by a stockholder. In addition to any other applicable requirements, for business to be properly brought before an annual meeting by a stockholder, the stockholder must have given timely notice thereof in writing to the Secretary of the Corporation. To be timely, a stockholder's notice must be delivered to or mailed and received at the principal executive offices of the Corporation not less than one hundred twenty (120) days in advance of the first annual anniversary of the date of the Corporation's proxy statement released to stockholders in connection with the previous year's annual meeting of stockholders, except that if no annual meeting was held in the previous year or the date of the annual meeting has been changed by more than thirty (30) calendar days from the date contemplated at the time of the previous year's proxy statement, notice by the stockholder to be timely must be so received not later than the close of business on the tenth (10th) day following the day on which such notice of the date of the annual meeting was mailed or such public disclosure was made. Any adjournment(s) or postponement(s) of the original meeting whereby the meeting will reconvene within 30 days from the original date shall be deemed for purposes of notice to be a continuation of the original meeting and no business may be brought before any such reconvened meeting unless timely notice of such business was given to the Secretary of the Corporation for the meeting as originally scheduled. A stockholder's notice to the Secretary shall set forth as to each matter the stockholder proposes to bring before the annual meeting (i) a brief description of the business desired to be brought before the annual meeting and their reasons for conducting such business at the annual meeting,
(ii) the name and record address of the stockholder proposing such business,
(iii) the class and number of shares of the Corporation which are beneficially owned by the stockholders, and (iv) any material interest of the stockholder in such business.

         The Chairman of an annual meeting shall, if the facts warrant, determine and declare to the meeting that business was not properly brought before the meeting in accordance with the provisions of this Section 14, and if he should so determine, he shall so declare to the meeting and any such business not properly brought before the meeting shall not be transacted.


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         Section 15. Notwithstanding anything in these Bylaws to the contrary, only persons who are nominated in accordance with the procedures hereinafter set forth in this Section 15 shall be eligible for election as directors of the Corporation.

         Nominations of persons for election to the Board of Directors of the Corporation may be made at a meeting of stockholders only (1) by or at the direction of the Board of Directors or (2) by any stockholder of the Corporation entitled to vote for the election of directors at the meeting who complies with the notice procedures set forth in this Section 15. Such nominations, other than those made by or at the direction of the Board of Directors, shall be made pursuant to timely notice in writing to the Secretary of the Corporation. To be timely, a stockholder's notice shall be delivered to or mailed and received at the principal executive offices of the Corporation not less than 120 days, nor more than 150 days, in advance of the first annual anniversary of the date of the Corporation's proxy statement released to stockholders in connection with the previous year's annual meeting of stockholders, except that if no annual meeting was held in the previous year or the date of the annual meeting has been changed by more than 30 calendar days from the date contemplated at the time of the previous year's proxy statement, notice by the stockholder to be timely must be so received not later than the close of business on the tenth day following the day on which such notice of the date of the annual meeting was mailed or such public disclosure was made. Any adjournment(s) or postponement(s) of the original meeting whereby the meeting will reconvene within thirty (30) days from the original date shall be deemed for purposes of notice to be a continuation of the original meeting and no nominations by a shareholder of persons to be elected directors of the Corporation may be made at any such reconvened meeting other than pursuant to a notice that was timely for the meeting on the date originally scheduled. Such stockholder's notice shall set forth: (i) as to each person whom the stockholder proposes to nominate for election or re-election as a director, all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors, or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended, or any successor regulation thereto (including such person's written consent to being named in the proxy statement as a nominee and to serving as a director if elected); and (ii) as to the stockholder giving notice (A) the name and address, as they appear on the Corporation's books, of such stockholder, and (B) the class and number of shares of the Corporation which are beneficially owned by such stockholder. At the request of the Board of Directors, any person nominated by the Board of Directors for election as a director shall furnish to the Secretary of the Corporation that information required to be set forth in a stockholder's notice of nomination which pertains to the nominee.

         The Chairman of the meeting shall, if the facts warrant, determine and declare to the meeting that a nomination was not made in accordance with the procedures prescribed by this Section 15, and if he should so determine, he shall so declare to the meeting and the defective nomination shall be disregarded.

                                   ARTICLE III

                                    Directors

         Section 1. The Board of Directors shall consist of a minimum of twelve
(12) and a maximum of sixteen (16) directors. The number of directors shall be fixed from time to time within the minimum and the maximum number established by the then elected Board of Directors. The number of directors until changed by the Board shall be fifteen (15). The maximum number of directors may not be increased by the Board of Directors


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to exceed sixteen without the affirmative vote of 75% of the members of the entire Board. The directors need not be stockholders. No officer of the Corporation may serve on a board of directors of any company having a present or retired employee on the Corporation's Board of Directors. No person may stand for election as a director if within the previous one (1) year he has resigned from the Board as a result of the tenure provisions of Article III, Section 3 hereof regarding service for more than ten (10), eleven (11) or twelve (12) consecutive years on the Board. No person associated with an organization whose services are contracted by the Corporation shall serve on the Corporation's Board of Directors; provided, however, that this prohibition may be waived by a majority of the members of the whole Board if the Board in its judgment determines that such waiver would be in the best interest of the Corporation.

         Section 2. The Board of Directors shall be divided into three classes, Class I, Class II and Class III. The number of directors in each class shall be the whole number contained in the quotient arrived at by dividing the authorized number of directors by three, and if a fraction is also contained in such quotient then if such fraction is one-third (1/3), the extra director shall be a member of Class III, and if the fraction is two-thirds (2/3), one of the extra directors shall be a member of Class III and the other a member of Class II. Each director shall serve for a term ending on the date of the third annual meeting following the annual meeting at which such director was elected; provided, however, that the directors initially appointed to Class I shall serve for a term ending on the date of the first annual meeting next following September 30, 1988, the directors initially appointed to Class II shall serve for a term ending on the date of the second annual meeting next following September 30, 1988, and the directors initially appointed to Class III shall serve for a term ending on the date of the third annual meeting next following September 30, 1988. One class of the directors shall be elected at each annual meeting of the stockholders. If any such annual meeting is not held or the directors are not elected thereat, the directors may be elected at any special meeting of stockholders held for that purpose. All directors shall hold office until their respective successors are elected and qualified or until their earlier death, resignation or removal.

         Section 3. Directors who are employees of the Corporation must resign from the Board of Directors at the time of any diminution in their duties or responsibilities as an officer, at the time they leave the employ of the Corporation for any reason or on their 70th birthday. A director's term of office shall automatically terminate on the date of the annual meeting of stockholders following: (i) his seventieth (70th) birthday; (ii) the third anniversary of his retirement from his principal occupation; (iii) unless he is an officer of the Corporation, the date on which he has served on the Corporation's Board of Directors a total of ten (10) complete years; (iv) any fiscal year in which he has failed to attend at least sixty-six percent (66%) of the meetings of the Board of Directors and any committees of the Board of Directors on which such director serves; or (v) the first anniversary of any change in his employment (other than a promotion or lateral movement within the same organization). The above requirements of Section 3 of Article III may be waived by a majority of the members of the whole Board (excluding the director whose resignation would otherwise be required) if the Board in its judgment determines that such waiver would be in the best interest of the Corporation. Any director may be removed for cause by the holders of a majority of the shares of the Corporation entitled to vote in the election of directors; stockholders may not remove any director without cause. The Board of Directors may not remove any director for or without cause, and no recommendation by the Board of Directors that a director be removed for cause may be made to the stockholders except by the affirmative vote of not less than seventy-five percent (75%) of the members of the whole Board; provided that


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


the Board may remove any director who fails to resign as required by the provisions of these Bylaws.

         Section 4. Except as otherwise provided by statute or the Certificate of Incorporation, in the case of any increase in the number of directors, such additional director or directors shall be proposed for election to terms of office that will most nearly result in each class of directors containing one-third (1/3) of the entire number of members of the whole Board, and, unless such position is to be filled by a vote of the stockholders at an annual or special meeting, shall be elected by a majority vote of the directors in such class or classes, voting separately by class. In the case of any vacancy in the Board of Directors, however created, the vacancy or vacancies shall be filled by majority vote of the directors remaining in the class in which the vacancy occurs or, if only one such director remains, by such director. In the event one or more directors shall resign, effective at a future date, such vacancy or vacancies shall be filled as provided herein. Directors so chosen or elected shall hold office for the remaining term of the directorship to which appointed. Any director elected or chosen as provided herein shall serve for the unexpired term of office or until his successor is elected and qualified or until his earlier death, resignation or removal.

         In the event of any decrease in the authorized number of directors, (a) each director then serving as such shall nevertheless continue as a director of the class of which he is a member until the expiration of this current term, or his prior death, resignation or removal, and (b) the newly eliminated directorships resulting from such decrease shall be apportioned by the Board of Directors to such class or classes as shall, so far as possible, bring the number of directors in the respective classes into conformity with the formula in Section 2 hereof as applied to the newly authorized number of directors.

         Section 5. The property and business of the Corporation shall be managed by or under the direction of its Board of Directors. In addition to the powers and authorities by these Bylaws expressly conferred upon them, the Board may exercise all such powers of the Corporation and do all such lawful acts and things as are not by statute, by the Certificate of Incorporation or by these Bylaws directed or required to be exercised or done by the stockholders.

                       Meetings of the Board of Directors

         Section 6. The directors may hold their meetings and have one or more offices, and keep the books of the Corporation outside the State of Delaware.

         Section 7. Regular meetings of the Board of Directors may be held without notice at such time and place as shall from time to time be determined by the Board. Except as otherwise provided by statute, any business may be transacted at any regular meeting of the Board of Directors.

         Section 8. Special meetings of the Board of Directors may be called by the Chairman of the Board, the Vice Chairman or the President on at least twenty-four hours' notice, or such shorter period as the person calling deems appropriate, to each director. Special meetings shall be called by the President or the Secretary in like manner and on like notice on the written request of any two directors unless the Board consists of only one director, in which case special meetings shall be called by the President or Secretary in like manner and on like notice on the written request of the sole director.


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


         Section 9. At all meetings of the Board of Directors a majority of the authorized number of directors shall be necessary and sufficient to constitute a quorum for the transaction of business, and the vote of a majority of the directors present at any meeting at which there is a quorum, shall be the act of the Board of Directors, except as may be otherwise specifically provided by statute, by the Certificate of Incorporation or by these Bylaws. If a quorum shall not be present at any meeting of the Board of Directors, the directors present thereat may adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present. If only one director is authorized, such sole director shall constitute a quorum. A meeting at which a quorum is initially present may continue to transact business notwithstanding the withdrawal of directors, if any action is approved by at least a majority of the required quorum for such meeting.

         Section 10. Unless otherwise restricted by statute, the Certificate of Incorporation or these Bylaws, any action required or permitted to be taken at any meeting of the Board of Directors or of any committee thereof may be taken without a meeting, if all members of the Board or committee, as the case may be, consent thereto in writing, and the writing or writings are filed with the minutes of proceedings of the Board or committee.

         Section 11. Unless otherwise restricted by the Certificate of Incorporation or these Bylaws, members of the Board of Directors, or any committee designated by the Board of Directors, may participate in a meeting of the Board of Directors, or any committee, by means of conference telephone or similar communications equipment by means of which all persons participating in a meeting can hear each other, and such participation in a meeting shall constitute presence in person at such meeting.

                             Committees of Directors

         Section 12. The Board of Directors may, by resolution passed by a majority of the whole Board, designate one or more committees, each such committee to consist of one or more of the directors of the Corporation. The Board may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee. If no alternate members have been appointed, the committee member or members thereof present at any meeting and not disqualified from voting, whether or not he or they constitute a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in the place of any absent or disqualified member. The Board of Directors shall, by resolution passed by a majority of the whole Board, designate one member of each committee as chairman of such committee. Each such chairman shall hold such office for a period not in excess of five years, and shall upon surrender of such chairmanship resign from membership on such committee. Any such committee, to the extent provided in the resolution of the Board of Directors, shall have and may exercise all the powers and authority of the Board of Directors in the management of the business and affairs of the Corporation, but no such committee shall have the power or authority to authorize an amendment to the Certificate of Incorporation (except that a committee may, to the extent authorized in the resolution or resolutions providing for the issuance of shares of stock adopted by the Board of Directors, fix the designations and any of the preferences or rights of such shares relating to dividends, redemption, dissolution, any distribution of assets of the Corporation or the conversion into, or the exchange of such shares for, shares of any other class or classes or any other series of the same or any other class or classes of stock of the Corporation, or fix the number or shares of any series of stock or authorize the increase or decrease of the shares of any series), adopt an agreement of merger or consolidation, recommend to the stockholders the sale, lease or exchange of all or substantially all of the Corporation's property and assets, recommend to the stockholders a dissolution of the Corporation or a revocation of a dissolution, or amend the Bylaws of the Corporation; and, unless the resolution or the Certificate of Incorporation expressly so provide, no such committee shall have the power or authority to declare a dividend, to authorize the issuance of stock or to adopt a certificate of ownership and merger.

         Section 13. Special meetings of committees may be called by the Chairman of such committee, the Chairman of the Board or the President, on at least forty-eight (48) hours notice to each member and alternate member. Alternate members shall have the right to attend all meetings of the committee. The Board of Directors may adopt rules of the government of any committee not inconsistent with the provisions of these Bylaws. If a committee is comprised of an odd number of members, a quorum shall consist of a majority of that number. If the committee is comprised of an even number of members, a quorum shall consist of one-half (1/2) of that number. If a committee is comprised of two members, a quorum shall consist of both members.

         Section 14. Each Committee shall keep regular minutes of its meetings and report the same to the Board of Directors when requested.

                            Compensation of Directors

         Section 15. Unless otherwise restricted by the Certificate of Incorporation or these Bylaws, the Board of Directors shall have the authority to fix the compensation of directors. The directors may be paid their expenses, if any, of attendance at each meeting of the Board of Directors and may be paid a fixed sum for attendance at each meeting of the Board of Directors or a stated salary as director. No such payment shall preclude any director from serving the Corporation in any other capacity and receiving compensation therefor. Members of special or standing committees may be allowed like compensation for attending committee meetings.

                                 Indemnification

         Section 16. (a) The Corporation shall indemnify every person who is or was a party or is or was threatened to be made a party to any threatened, pending or completed action, suit, or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the Corporation), by reason of the fact that he is or was a director, officer or employee of the Corporation or any of its direct or indirect wholly-owned subsidiaries or, while a director, officer or employee of the Corporation or any of its direct or indirect wholly-owned subsidiaries, is or was serving at the request of the Corporation or any of its direct or indirect wholly-owned subsidiaries, as a director, officer or employee, of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise, against expenses (including counsel fees), judgments, fines, and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding, to the full extent permitted by applicable law; provided that the Corporation shall not be obligated to indemnify any such person against any such action, suit or proceeding which is brought by such person against the Corporation or any of its direct or indirect wholly-owned subsidiaries or the directors of the Corporation or any of its direct or indirect wholly-owned subsidiaries, other than an action brought by such person to enforce his rights to indemnification hereunder, unless a majority of the Board of Directors of the Corporation shall have previously approved the bringing of such action, suit or proceeding, and provided further that the Corporation shall not be obligated to indemnify any such person against any action, suit or proceeding arising out of any adjudicated criminal, dishonest or fraudulent acts, errors or omissions of such person or any adjudicated willful, intentional or malicious acts, errors or omissions of such person.

         (b) The Corporation shall indemnify every person who is or was a party or is or was threatened to be made a party to any threatened, pending or completed action, suit, or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that he is or was licensed to practice law and an employee (including an employee who is or was an officer) of the Corporation or any of its direct or indirect wholly-owned subsidiaries and, while acting in the course of such employment committed or is alleged to have committed any negligent acts, errors or omissions in rendering professional legal services at the request of the Corporation or pursuant to his employment (including, without limitation, rendering written or oral legal opinions to third parties) against expenses (including counsel fees), judgments, fines, and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding, to the full extent permitted by applicable law; provided that the Corporation shall not be obligated to indemnify any such person against any action, suit or proceeding arising out of any adjudicated criminal, dishonest or fraudulent acts, errors or omissions of such person or any adjudicated willful, intentional or malicious acts, errors or omissions of such person.

         (c) The Corporation shall indemnify every person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the Corporation to procure a judgment in its favor by reason of the fact that he is or was a director, officer, or employee of the Corporation, or any of its direct or indirect wholly-owned subsidiaries or, while a director, officer, or employee of the Corporation or any of its direct or indirect wholly-owned subsidiaries, is or was serving at the request of the Corporation or any of its direct or indirect wholly-owned subsidiaries, as a director, officer, or employee of another corporation, partnership, joint venture, trust, employee benefit plan, or other enterprise against expenses (including attorneys' fees) actually and reasonably incurred by him in connection with the defense or settlement of such action or suit if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Corporation and except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the Corporation unless and only to the extent that the Court of Chancery or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the Court of Chancery or such other court shall deem proper.

         (d) To the extent that a director, officer, or employee of the Corporation, or any of its direct or indirect wholly-owned subsidiaries, has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to in subsections (a), (b) and (c) of this section, or in defense of any claim, issue or matter therein, he shall be indemnified against expenses (including attorneys' fees) actually and reasonably incurred by him in connection therewith.

         (e) Any indemnification under subsections (a), (b) and (c) of this section (unless ordered by a court) shall be made by the Corporation only as authorized in the specific case upon a determination that indemnification of the director, officer, or employee is proper in the circumstances because he has met the applicable standard of conduct set forth in subsections (a), (b) and (c) of this section. Such determination shall be made (1) by the Board of Directors by a majority vote of a quorum consisting of Directors who were not parties to such action, suit or proceeding, or (2) if such a quorum is not obtainable, or, even if obtainable a quorum of disinterested directors so directs, by independent legal counsel in a written opinion, or (3) by the stockholders.

         (f) Expenses (including attorneys' fees) incurred by an officer or director of the Corporation or any of its direct or indirect wholly-owned subsidiaries in defending a civil, criminal, administrative or investigative action, suit or proceeding shall be paid by the Corporation in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such director or officer to repay such amount if it shall ultimately be determined that he is not entitled to be indemnified by the Corporation as authorized in this Section 16. Such expenses incurred by other employees and agents may be so paid upon such terms and conditions, if any, as the Board of Directors deems appropriate.

         (g) The indemnification and advancement of expenses provided by, or granted pursuant to, this Section 16 shall not be deemed exclusive of any other rights to which those seeking indemnification or advancement of expenses may be entitled under any provision of law, the Corporation's Certificate of Incorporation, the Certificate of Incorporation or Bylaws or other governing documents of any direct or indirect wholly-owned subsidiary of the Corporation, or any agreement, vote of stockholders or disinterested directors or otherwise, both as to action in his official capacity and as to action in another capacity while holding any of the positions or having any of the relationships referred to in this Section 16.

         (h) The indemnification and advancement of expenses provided by, or granted pursuant to, this Section 16 shall, unless otherwise provided when authorized or ratified, continue as to a person who has ceased to be a director, officer or employee and shall inure to the benefit of the heirs, executors and administrators of such a person.

                                   ARTICLE IV

                                    Officers

         Section 1. The officers of the Corporation shall be a Chairman of the Board, a Vice Chairman of the Board, a President, a Chief Financial Officer, a Vice President, a Secretary, a Treasurer and a Controller. The Corporation may also have, at the discretion of the Board of Directors, one or more additional Vice Presidents, and such other officers as may be appointed in accordance with the provisions of Section 3 of this Article.

         Section 2. The officers of the Corporation, except such officers as may be appointed in accordance with the provisions of Section 3 or Section 5 of this Article, shall be chosen by the Board of Directors, and each shall serve at the pleasure of the Board, subject to the rights, if any, of any officer under any contract of employment.

         Section 3. The Board of Directors may appoint, and may empower the President to appoint, such other officers as the business of the Corporation may require, each of whom shall hold office for such period, have such authority and perform such duties as are provided in the Bylaws or as the Board of Directors may from time to time determine.

         Section 4. Any officer may be removed, either with or without cause, by the Board of Directors, at any regular or special meeting thereof, or except in case of an officer chosen by the Board of Directors, by any officer upon whom such power of removal may be conferred by the Board of Directors, provided that such removal shall not prejudice the remedy of such officer for breach of any contract of employment.

         Any officer may resign at any time by giving written notice to the Corporation. Any such resignation shall take effect on receipt of such notice or at any later time specified therein. Unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective. Any such resignation is without prejudice to the rights, if any, of the Corporation under any contract to which the officer is a party.

         Section 5. A vacancy in any office because of death, resignation, removal, disqualification or any other cause shall be filled in the manner prescribed in these Bylaws for regular appointments to such office.

         Section 6. The Chairman of the Board shall, if present, preside at all meetings of the Board of Directors and of the stockholders, and shall exercise and perform such other powers and duties as may be from time to time assigned to him by the Board of Directors or prescribed by the Bylaws.

         Section 7. The Vice Chairman of the Board shall exercise and perform such powers and duties as may be from time to time assigned to him by the Board of Directors or prescribed in these Bylaws. In the absence of the Chairman of the Board, the Vice Chairman of the Board shall preside at all meetings of the stockholders and the Board of Directors.

         Section 8. The President shall be the chief executive officer of the Corporation and shall, subject to the control of the Board of Directors, have general supervision, direction and control of the business and the officers of the Corporation. In the absence of the Chairman of the Board and the Vice Chairman of the Board, the President shall preside at all meetings of the stockholders and the Board of Directors. He shall have the general powers and duties of management usually vested in the office of President of a corporation, and shall have such other powers and duties as may be prescribed by the Board of Directors or the Bylaws.

         Section 9. In the absence or disability of the President, the Vice Presidents, if any, in order of their rank as fixed by the Board of Directors, or if not ranked, the Vice President designated by the President, shall perform all the duties of the President, and when so acting shall have all the powers of, and be subject to all the restrictions upon, the President. The Vice Presidents shall have such other powers and perform such other duties as from time to time may be prescribed for them respectively by the Board of Directors, these Bylaws or the President.

         Section 10. The Secretary shall keep or cause to be kept, at the principal office or such other place as the Board of Directors may order, a book of minutes of all meetings and actions of directors, committees of directors and stockholders, with the time and place of holding, whether regular or special, and, if special, how authorized, the notice thereof given, the names of those present at directors' and committee meetings, the number of shares present or represented at stockholders' meetings, and the proceedings thereof.

         The Secretary shall keep, or cause to be kept, at the principal office or at the office of the Corporation's transfer agent or registrar, a share register, or a duplicate share register, showing the names of all stockholders and their addresses, the number and classes of shares held by each, the number and date of certificates issued for the same, and the number and date of cancellation of every certificate surrendered for cancellation.

         The Secretary shall give, or cause to be given, notice of all meetings of the stockholders and of the Board of Directors required by these Bylaws or by law to be given, and he shall keep the seal of the Corporation, if one be adopted, in safe custody, and shall have such other powers and perform such other duties as may be prescribed by the Board of Directors or by the Bylaws.

         Section 11. The Chief Financial Officer shall keep and maintain, or cause to be kept and maintained, adequate and correct books and records of accounts of the properties and business transactions of the Corporation, including accounts of its assets, liabilities, receipts, disbursements, gains, losses, capital, retained earnings and shares. The books of account shall be open at all times to inspection by any director.

         The Chief Financial Officer shall deposit all moneys and other valuables in the name and to the credit of the Corporation with such depositories as may be designated by the Board of Directors. He shall disburse the funds of the Corporation as may be ordered by the Board of Directors, shall render to the President and Directors, whenever they request it, an account of all of his transactions as Chief Financial Officer and of the financial condition of the Corporation, and shall have other powers and perform such other duties as may be prescribed by the Board of Directors or the Bylaws.

         Section 12. The Treasurer and the Controller shall each have such powers and perform such duties as from time to time may be prescribed for him by the Board of Directors, the President or these Bylaws.

                                    ARTICLE V

                              Certificate of Stock

         Section 1. Shares of the stock of the Corporation may be represented by certificates or uncertificated. Owners of shares of the stock of the Corporation shall be recorded in the share register of the Corporation, and ownership of such shares shall be evidenced by a certificate or book-entry notation in the share register of the Corporation. Any certificates representing such shares shall be signed by, or in the name of the Corporation by, the Chairman or Vice Chairman of the Board of Directors, or the President or a Vice President, and by the Secretary or any Assistant Secretary, if one be appointed, or the Treasurer or an Assistant Treasurer of the Corporation, certifying the number of shares represented by the certificate owned by such stockholder in the Corporation.

         Section 2. Any or all of the signatures on the certificate may be a facsimile. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the Corporation with the same effect as if he were such officer, transfer agent or registrar at the date of issue.

         Section 3. If the Corporation shall be authorized to issue more than one class of stock or more than one series of any class, the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualification, limitations or restrictions of such preferences and/or rights shall be set forth in full or summarized on the face or back of the certificate which the Corporation shall issue to represent such class or series of stock, provided that, except as otherwise provided by statute, in lieu of the foregoing requirements, there may be set forth on the face or back of the certificate which the Corporation shall issue to represent such class or series of stock, a statement that the Corporation will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights.

                     Lost, Stolen or Destroyed Certificates

         Section 4. The Board of Directors, the Secretary and the Treasurer each may direct a new certificate or certificates to be issued in place of any certificate or certificates theretofore issued by the Corporation alleged to have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the owner of such certificate, or his legal representative. When authorizing such issue of a new certificate or certificates, the Board of Directors may, in its discretion and as a condition precedent to the issuance thereof, require the owner of such lost, stolen or destroyed certificate or certificates, or his legal representative, to advertise the same in such manner as it shall require and/or to furnish the Corporation a bond in such form and substance and with such surety as it may direct as indemnity against any claim that may be made against the Corporation with respect to the certificate alleged to have been lost, stolen or destroyed.

                               Transfers of Stock

         Section 5. Upon surrender to the Corporation, or the transfer agent of the Corporation, of a certificate for shares duly endorsed or accompanied by proper evidence of succession, assignation or authority to transfer, it shall be the duty of the Corporation to issue a new certificate or other evidence of such new shares to the person entitled thereto, cancel the old certificate and record the transaction upon its books. Uncertificated shares shall be transferred in the share register of the Corporation upon the written instruction originated by the appropriate person to transfer the shares.

                               Fixing Record Date

         Section 6. In order that the Corporation may determine the stockholders entitled to notice of or to vote at any meeting of the stockholders, or any adjournment thereof, or entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any change, conversion or exchange of stock or for the purpose of any other lawful action, the Board of Directors may fix a record date which shall not be more than 60 nor less than 10 days before the date of such meeting, nor more than 60 days prior to any other action. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for the adjourned meeting.

                             Registered Stockholder

         Section 7. The Corporation shall be entitled to treat the holder of record of any share or shares of stock as the holder in fact thereof and, accordingly, shall not be bound to recognize any equitable or other claim or interest in such share on the part of any other person, whether or not it shall have express or other notice thereof, save as expressly provided by the laws of the State of Delaware.


                                   ARTICLE VI

                               General Provisions

                                    Dividends

         Section 1. Dividends upon the capital stock of the Corporation, subject to the provisions of the Certificate of Incorporation, if any, may be declared by the Board of Directors at any regular or special meeting, pursuant to law. Dividends may be paid in cash, in property or in shares of the Corporation's capital stock, subject to the provisions of the Certificate of Incorporation.

         Section 2. Before declaration of any dividend, there may be set aside out of any funds of the Corporation available for dividends such sum or sums as the Board of Directors from time to time, in its absolute discretion, thinks proper as a reserve fund to meet contingencies, or for equalizing dividends, or for repairing or maintaining any property of the Corporation, or for such other purpose as the Board of Directors shall think conducive to the interests of the Corporation, and the Board of Directors may thereafter abolish any such reserve in its absolute discretion.

                                     Checks

         Section 3. All checks, drafts or other orders for payment of money, notes or other evidences of indebtedness, issued in the name of or payable to the Corporation shall be signed by such officer or officers as the Board of Directors or the President or any Vice President, acting jointly, may from time to time designate.

         Section 4. The President, any Vice President, the Secretary or the Treasurer may enter into contracts and execute instruments on behalf of the Corporation. The Board of Directors, the President or any Vice President may authorize any officer or officers, and any employee or employees or agent or agents of the Corporation or any of its subsidiaries, to enter into any contract or execute any instrument in the name of and on behalf of the Corporation, and such authority may be general or confined to specific instances.

                                   Fiscal Year

         Section 5. The fiscal year of the Corporation shall be January 1 through December 31, unless otherwise fixed by resolution of the Board of Directors.

                                     Notices

         Section 6. Whenever, under the provisions of the statutes, the Certificate of Incorporation or these Bylaws, notice is required to be given to any director, it shall not be construed to require personal notice, but such notice may be given in writing, by mail, addressed to such director, at his address as it appears on the records of the Corporation (unless prior to mailing of such notice he shall have filed with the Secretary a written request that notices intended for him be mailed to some other address, in which case such notice shall be mailed to the address designated in the request) with postage thereon prepaid, and such notice shall be deemed to be given at the time when the same shall be deposited in the United States mail; provided, however, that, in the case of notice of a special meeting of the Board of Directors, if such meeting is to be held within seven calendar days after the date of such notice, notice shall be deemed given as of the date such notice shall be accepted for delivery by a courier service that provides "opening of business next day" delivery, so long as at least one attempt shall have been made, on or before the date such notice is accepted for delivery by such courier service, to provide notice by telephone to each director at his principal place of business and at his principal residence. Notice to directors may also be given by telegram, by personal delivery, by telephone or by facsimile.

         Section 7. Whenever any notice is required to be given under the provisions of the statutes, the Certificate of Incorporation or these Bylaws, a waiver thereof in writing, or by telegraph, cable or other written form of recorded communication, signed by the person or persons entitled to said notice, whether before or after the time stated therein, shall be deemed equivalent thereto.

                                Annual Statement

         Section 8. The Board of Directors shall present at each annual meeting, and at any special meeting of the stockholders when called for by vote of the stockholders, a full and clear statement of the business and condition of the Corporation.

                                   ARTICLE VII

                                   Amendments

         Section 1. Except any amendment to this Article VII and to Article II,
Section 6, Article II, Section 10, Article III, Section 1 (as it relates to increases in the number of directors), Article III, Section 2, the last sentence of Article III, Section 3 (as it relates to removal of directors), Article III,
Section 4, Article III, Section 16 and Article VI, Section 6 of these Bylaws, or any of such provisions, which shall require approval by the affirmative vote of directors representing at least seventy-five percent (75%) of the number of directors provided for in accordance with Article III, Section 1, and except as otherwise expressly provided in a bylaw adopted by the stockholders as hereinafter provided, the directors, by the affirmative vote of a majority of the whole Board and without the assent or vote of the stockholders, may at any meeting, make, repeal, alter, amend or rescind any of these Bylaws, provided the substance of the proposed amendment or other action shall have been stated in a notice of the meeting.

         Section 2. These Bylaws may not be altered, amended or rescinded, and new Bylaws may not be adopted, by the stockholders of the Corporation except by the vote of the holders of not less than seventy-five percent (75%) of the total voting power of all shares of stock of the Corporation entitled to vote in the election of directors, considered for such purpose as one class.